UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2012

IRIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9158 Eton Avenue

Chatsworth, CA 91311

(Address of Principal Executive Offices/Zip Code)

(818) 709-1244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On October 31, 2012 and in connection with the Agreement and Plan of Merger, dated as of September 17, 2012, by and among IRIS International, Inc. (the “Company”), Danaher Corporation, a Delaware corporation (“Danaher”), and Daphne Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Danaher (“Purchaser”) (the “Merger Agreement”), the Company terminated that certain Credit Agreement, dated as of July 27, 2011, by and among the Company and JPMorgan Chase Bank, N.A. (the “Credit Agreement”). The credit facility was scheduled to expire on July 31, 2013, provided for borrowings of up to $15 million and was secured by a lien on substantially all the assets of the Company and its domestic subsidiaries. At the time of its termination, no amounts were outstanding under the credit facility. In connection with the termination of the Credit Agreement, the Company also terminated all related security documents.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 31, 2012, in connection with the Merger (as defined below), the Company notified the NASDAQ Stock Market (“NASDAQ”) of its intent to remove each share of the Company’s common stock, par value $0.01 per share (the “Shares”), from listing on NASDAQ and requested that NASDAQ file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist and deregister the Shares. NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25 to delist and deregister the Shares.

Item 3.03.	Material Modifications to Rights of Security Holders.

Effective as of 7:45pm New York time on October 31, 2012 (the “Effective Time”), Purchaser acquired all of the outstanding Shares not otherwise tendered and accepted pursuant to the terms and conditions set forth in the offer to purchase dated September 20, 2012 (the “Offer”), by effecting a “short form” merger of Purchaser into the Company under applicable Delaware law (the “Merger”). In the Merger, Purchaser merged with and into the Company, with the Company surviving the Merger as a wholly-owned indirect subsidiary of Danaher. In the Merger, each Share issued and outstanding immediately prior to the Effective Time (other than Shares held by Danaher or Purchaser or in the treasury of the Company immediately prior to the Effective Time or by any stockholder of the Company who is entitled to demand and properly demands appraisal of such Shares pursuant to, and complies with, the applicable provisions of Delaware law) automatically converted into the right to receive $19.50 per share in cash (the “Per Share Amount”), without interest and less any applicable withholding taxes. All Shares converted into the right to receive the Per Share Amount were canceled and cease to exist.

Item 5.01.	Changes in Control of Registrant.

Pursuant to the Merger Agreement, Purchaser commenced the Offer to acquire all of the Shares at the Per Share Amount, without interest and less any applicable withholding taxes. The Offer, as extended, expired at 5:00pm, New York City time on October 31, 2012. According to Computershare Trust Company, N.A., the depositary for the Offer, 16,626,491 Shares were validly tendered pursuant to the Offer and not withdrawn prior to the expiration of the Offer (not counting as validly tendered Shares tendered through notice of guaranteed delivery and not actually delivered). All Shares that were validly tendered and not properly withdrawn have been accepted for payment by Purchaser in accordance with the terms of the Offer.

Effective as of the Effective Time, Purchaser acquired all of the remaining outstanding Shares by effecting a “short form” merger under applicable Delaware law in which Purchaser was merged with and into the Company, and the Company became a wholly-owned indirect subsidiary of Danaher.

The aggregate purchase price paid by Danaher in connection with the Offer and the Merger was approximately $377 million. Danaher funded the acquisition with existing cash on hand.

The other information required by Item 5.01(a) of the Form 8-K is contained in (i) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 originally filed with the SEC on September 24, 2012, as subsequently amended, and (ii) the Tender Offer Statement on Schedule TO, originally filed by Purchaser and Danaher with the SEC on September 20, 2012, as subsequently amended (the “Schedule TO”), and such information is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and pursuant to the terms of the Merger Agreement, at the Effective Time, each of the Company’s directors resigned from its Board of Directors (the “Board”). As of the Effective Time, each of Daniel L. Comas and Robert S. Lutz, the directors of Purchaser immediately prior to the Effective Time, became the members of the Board of the Company. The biography of each of these directors is contained in Schedule I to the Offer to Purchase dated September 20, 2012 filed by Danaher as Exhibit (a)(1)(A) to the Schedule TO, which information is incorporated herein by reference.

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger and pursuant to the terms of the Merger Agreement, at the Effective Time, each of the Certificate of Incorporation and bylaws of the Company were restated in their entirety. The restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference. The restated bylaws are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 –	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of IRIS International, Inc.

3.2	Amended and Restated Bylaws of IRIS International, Inc.

20.1	Solicitation/Recommendation Statement of Schedule 14D-9 of IRIS International, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 24, 2012, as amended).

99.1	Tender Offer Statement of Danaher Corporation and Daphne Acquisition Corporation on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 20, 2012, as amended).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.

Date: November 2, 2012	By:	/s/ César M. García
César M. García
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of IRIS International, Inc.

3.2	Amended and Restated Bylaws of IRIS International, Inc.

20.1	Solicitation/Recommendation Statement of Schedule 14D-9 of IRIS International, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 24, 2012, as amended).

99.1	Tender Offer Statement of Danaher Corporation and Daphne Acquisition Corporation on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 20, 2012, as amended).

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